UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2008

CSK Auto Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

645 E. Missouri Ave., Suite 400, Phoenix, Arizona		85012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-265-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 1, 2008, CSK Auto Corporation (the "Company") and O'Reilly Automotive, Inc. ("O'Reilly") issued a joint press release announcing that the Company and O'Reilly have entered into a definitive merger agreement under which O’Reilly has agreed to make an exchange offer to acquire all of the outstanding shares of the Company’s common stock (the "Transaction"). The full text of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

On April 1, 2008, the Company distributed a memorandum to its employees with respect to the Transaction. The full text of the memorandum is filed as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Form 8-K:

Exhibit Description
99.1 Joint Press Release dated April 1, 2008.
99.2 Employee Communication dated April 1, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

April 1, 2008	By:	Randi Val Morrison

Name: Randi Val Morrison
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release dated April 1, 2008.
99.2	Employee Communication dated April 1, 2008.